UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): June 5, 2003

LTWC CORPORATION

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE	000-27417	76-0518568
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(IRS EMPLOYER IDENTIFICATION NUMBER)

111 HIGH RIDGE ROAD STAMFORD, CT		06905
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)		(INCLUDING ZIP CODE)

203-975-9602
(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

TABLE OF CONTENTS

ITEM 5. Other Events

ITEM 5. OTHER EVENTS.

On June 5, 2003, Robert H. Ewald resigned as director and Chairman of the Board of Directors of LTWC Corporation and Fred Welz resigned as director of LTWC Corporation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 6, 2003

LTWC CORPORATION
	By:	/s/ Paul A. Goldman
		Name:	Paul A.Goldman
		Title:	President and Chief Executive Officer

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